UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

April 8, 2010
Date of Report (Date of earliest event reported)

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13647	73-1356520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5330 East 31st Street, Tulsa, Oklahoma  74135
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (918) 660-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
       CFR 240.13e-4(c))

ITEM 1.01                      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 9, 2010, Dollar Thrifty Automotive Group, Inc., a Delaware corporation (the “Company”), announced that its wholly owned subsidiary, Rental Car Finance Corp., an Oklahoma corporation (“RCFC”), completed the issuance and sale of RCFC’s Rental Car Asset Backed Variable Funding Notes, Series 2010-1 (the “Notes”).  The aggregate principal amount of the Notes is $200,000,000, which amount may be repaid and redrawn in whole or in part by RCFC at any time during the Notes’ two-year revolving period.  RCFC’s initial drawing under the Notes, on April 9, 2010, was for the entire available principal amount of $200,000,000.  After the end of the revolving period, the then-outstanding principal amount of the Notes is scheduled to be repaid in six monthly amortization payments, beginning on the payment date in April 2012, with the final principal payment scheduled for September 2012.

A copy of the Company’s news release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Interest and Fees

The Notes bear interest at a spread of 275 basis points above the weighted average commercial paper rate offered by the commercial paper conduit purchaser or purchasers from time to time funding advances under the Notes, or at 475 basis points over the affiliated bank’s base rate or a Eurodollar rate in the event that the conduit purchaser is not at such time funding amounts outstanding under the Notes.  There were no upfront fees associated with the issuance and sale of the Notes.

Security

The Notes are secured by, among other things, a pledge of certain collateral owned by RCFC, including (i) a segregated group of rental vehicles that the Company uses in its daily vehicle rental operations (the “Group V Vehicles”), (ii) manufacturer receivables with respect to the portion of those Group V Vehicles subject to an eligible manufacturer’s vehicle disposition program, (iii) all rights of RCFC under a master motor vehicle lease and servicing agreement, dated as of April 8, 2010, among RCFC, as lessor, the Company, as guarantor and master servicer, DTG Operations, Inc., an Oklahoma corporation and wholly owned subsidiary of the Company (“DTG Operations”), as lessee and servicer, and those other subsidiaries of the Company that may become lessees and servicers thereunder from time to time (the “Group V Lease”), (iv) all monies on deposit from time to time in certain collection and cash collateral accounts and (v) all proceeds of the foregoing.

Covenants

RCFC is subject to numerous restrictive covenants under the Indenture (as defined below) and related agreements, including restrictive covenants with respect to liens, indebtedness, mergers and consolidations, disposition of assets, acquisition of assets, dividends, officers’ compensation, amendments of its organizational documents, investments, agreements, the types of business it may conduct and other customary covenants for a bankruptcy-remote special purpose entity such as RCFC.

Amortization Events

The Notes are subject to certain amortization events, including (among others) non-payment of principal or interest, violation of covenants, certain insolvency or bankruptcy events with respect to RCFC or the Company, occurrence of an event of default under the Group V Lease, failure to maintain certain enhancement levels, minimum asset amounts and letter of credit and/or cash liquidity amounts, failure to maintain an interest rate cap, certain changes in control relating to RCFC or the Company and certain other adverse events relating to the Company, including acceleration by the lenders of indebtedness under the Company’s Senior Secured Credit Facilities.  The occurrence of an amortization event would terminate the revolving period and result in the rapid amortization of the Notes and, in certain cases, could result in the liquidation of the Group V Vehicles.

Note Purchasers

RCFC sold the Notes to Deutsche Bank AG, New York Branch, as managing agent (the “Managing Agent”), pursuant to a note purchase agreement, dated as of April 8, 2010, among RCFC, the Company, the Managing Agent, Saratoga Funding Corp., LLC, as conduit purchaser, Deutsche Bank AG, New York Branch, as committed purchaser (such conduit purchaser and committed purchaser together, the “Funding Sources”), and Deutsche Bank AG, New York Branch, as administrative agent.  The Notes were issued to the Managing Agent, as Noteholder on behalf of the Funding Sources, pursuant to the Series 2010-1 Supplement, dated as of April 8, 2010, between RCFC and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), and the Amended and Restated Base Indenture, dated as of February 14, 2007, between RCFC and the Trustee (collectively, the “Indenture”).  The Notes have not been, and will not be, registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The Funding Sources and the Trustee, or their respective affiliates, are also participants in other credit facilities of the Company and its subsidiaries.

The foregoing description of the issuance and sale of the Notes is qualified in its entirety by reference to the documents attached hereto as Exhibits 4.215 to 4.218 and incorporated by reference herein.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

Information responsive to this Item 2.03 is incorporated by reference from the responses made in Item 1.01 above.

ITEM 9.01              FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit No.	Description
4.215	Collateral Assignment of Exchange Agreement, dated as of April 8, 2010, among Rental Car Finance Corp., DTG Operations, Inc. and Deutsche Bank Trust Company Americas, as master collateral agent.
4.216
Note Purchase Agreement, dated as of April 8, 2010, among Rental Car Finance Corp., Dollar Thrifty Automotive Group, Inc., Saratoga Funding Corp., LLC, as conduit purchaser, Deutsche Bank AG, New York Branch, as committed purchaser, and Deutsche Bank AG, New York Branch, as managing agent and administrative agent.

4.217	Series 2010-1 Supplement to the Amended and Restated Base Indenture, dated as of April 8, 2010, between Rental Car Finance Corp. and Deutsche Bank Trust Company Americas, as trustee.
4.218
Master Motor Vehicle Lease and Servicing Agreement (Group V), dated as of April 8, 2010, among Rental Car Finance Corp., as lessor, Dollar Thrifty Automotive Group, Inc., as guarantor and master servicer, DTG Operations, Inc., as lessee and servicer, and those subsidiaries of Dollar Thrifty Automotive Group, Inc. becoming lessees and servicers thereunder.

99.1	News release of Dollar Thrifty Automotive Group, Inc., dated April 9, 2010: Dollar Thrifty Automotive Group Completes New $200 Million Asset Backed Financing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Registrant)

April 14, 2010	By:	/s/ H. CLIFFORD BUSTER III
H. Clifford Buster III
Senior Executive Vice President, Chief Financial
Officer and Principal Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
4.215	Collateral Assignment of Exchange Agreement, dated as of April 8, 2010, among Rental Car Finance Corp., DTG Operations, Inc. and Deutsche Bank Trust Company Americas, as master collateral agent.
4.216
Note Purchase Agreement, dated as of April 8, 2010, among Rental Car Finance Corp., Dollar Thrifty Automotive Group, Inc., Saratoga Funding Corp., LLC, as conduit purchaser, Deutsche Bank AG, New York Branch, as committed purchaser, and Deutsche Bank AG, New York Branch, as managing agent and administrative agent.

4.217	Series 2010-1 Supplement to the Amended and Restated Base Indenture, dated as of April 8, 2010, between Rental Car Finance Corp. and Deutsche Bank Trust Company Americas, as trustee.
4.218
Master Motor Vehicle Lease and Servicing Agreement (Group V), dated as of April 8, 2010, among Rental Car Finance Corp., as lessor, Dollar Thrifty Automotive Group, Inc., as guarantor and master servicer, DTG Operations, Inc., as lessee and servicer, and those subsidiaries of Dollar Thrifty Automotive Group, Inc. becoming lessees and servicers thereunder.

99.1	News release of Dollar Thrifty Automotive Group, Inc., dated April 9, 2010: Dollar Thrifty Automotive Group Completes New $200 Million Asset Backed Financing.

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